UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: March 14, 2011
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information.
Item 2.02. Results of Operations and Financial Condition.
On March 14, 2011, Dole Food Company, Inc. issued a press release to report fiscal year 2010 results and related matters. The text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein and herein are furnished to the Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.
Section 7. Regulation FD
Item 7.01. Regulation FD Disclosure
On March 14, 2011, Dole will host a previously announced conference call/webcast and slide presentation at 4:45 p.m. EDT, in connection with Dole’s March 14, 2011 filing of its Annual Report on Form 10-K. As noted in the March 8, 2011 press release announcing the conference call/webcast and slide presentation, any interested party can listen to the call using the telephone numbers and passcode provided in the press release, and the webcast and slide presentation are available to the public on the website provided in the press release. The slide presentation attached hereto as Exhibit 99.2 is the slide presentation available on such website and will be discussed on the conference call/webcast and slide presentation.
Section 8. Other Events
Item 8.01. Other Events
Dole’s Board of Directors set Dole’s annual meeting of stockholders for May 19, 2011, at 1:00 p.m., Pacific Time, at Dole’s World Headquarters, One Dole Drive, Westlake Village, California 91362, and has set March 25, 2011 as the record date for those eligible to receive notice of and to vote at such meeting.
Section 9. Financial Statement and Exhibits

Item 9.01. Financial Statements and Exhibits
(d)         Exhibits:

99.1*	Press Release dated March 14, 2011 re fiscal year 2010 results and related matters.

99.2*	Slide presentation to be discussed on publicly accessible March 14, 2011 conference call/webcast and slide presentation.

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dole Food Company, Inc.
March 14, 2011	Registrant

	By:	/s/ Joseph S. Tesoriero
Joseph S. Tesoriero
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1*	Press Release dated March 14, 2011 re fiscal year 2010 results and related matters.

99.2*	Slide presentation to be discussed on publicly accessible March 14, 2011 conference call/webcast and slide presentation.

*	Filed herewith

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